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                                EXHIBIT (5)(d)(3)

                              FORM OF APPLICATION
                                    (RIB II)

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Application for variable annuity
Issued by: Transamerica Life Insurance Company ("Transamerica Life") 4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
Mail the application and a check: Transamerica Life Insurance Company. Attn: Variable Annuity Dept.
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                      In the event the owner is a trust, please provide verification of trustees.
 1. OWNER
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                      Name: ____________________________________________________________ Phone No.: ________________________________
  If no annuitant is
  specified in #2,    Address: _______________________________ City: ________________________________ State: ____________ Zip: _____
  the Owner will be
  the Annuitant.      [_] Male [_] Female      SS# / TIN: ______________________________ Birthdate: ________________________________

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 JOINT OWNER(S)
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                      Name: ____________________________________________________________ Phone No.: ________________________________

                      Address: _______________________________ City: ________________________________ State: ____________ Zip: _____

                      [_] Male [_] Female      SS# / TIN: ______________________________ Birthdate: ________________________________

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 2. ANNUITANT
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                      Name: ___________________________________________________ Relationship to Owner: _____________________________

  Complete only if    Address: _______________________________ City: ________________________________ State: ____________ Zip: _____
  different from
  Owner.
                      [_] Male [_] Female      SS# / TIN: ______________________________ Birthdate: ________________________________

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 3. BENEFICIARY(IES)  Primary: _____________________________ Relationship to Annuitant: ______________________________________ ____%
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                      Primary: _____________________________ Relationship to Annuitant: ______________________________________ ____%

                      Contingent: __________________________ Relationship to Annuitant: ______________________________________ ____%

                      Contingent: __________________________ Relationship to Annuitant: ______________________________________ ____%

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 4. TELEPHONE         Following is authorized to make telephone transfer requests (check one only):
 TRANSFERS            [_] Owner(s) only, or
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                      [_] Owner(s) and Owner's Registered Representative (Print Rep Name) __________________________________________
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 5. ALLOCATION        Please check selected funds and fixed accounts. The initial premium will be allocated as selected here.
 OF PREMIUM           If Dollar Cost Averaging, see section 7 on reverse side.
 PAYMENTS             VARIABLE OPTIONS:                                             FIXED OPTIONS:
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                      [_] AIM V.I. Capital Appreciation                   ____.0%   [_] Dollar Cost Averaging                 ___.0%
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 Initial Premium      [_] AIM V.I. Core Equity                            ____.0%   (Must complete section 7.)
                      [_] AIM V.I. Premier Equity                         ____.0%   [_] 1 Year Guarantee Period               ___.0%
 $                    [_] AIM V.I. Government Securities                  ____.0%   [_] 3 Year Guarantee Period               ___.0%
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 Make check payable   [_] Dreyfus Small Company Stock                     ____.0%   [_] 5 Year Guarantee Period               ___.0%
 to Transamerica Life [_] Dreyfus Money Market                            ____.0%   [_] 7 Year Guarantee Period               ___.0%
 Insurance Company.   [_] Fidelity VIP Equity-Income                      ____.0%
                      [_] Fidelity VIP Growth                             ____.0%
 Type of Annuity;                                                                   Total Variable and Fixed                    100%
                                                                                                                              -----
                      [_] Fidelity VIP High Income                        ____.0%
 [_] Non-qualified
                      [_] Fidelity VIPII Contrafund                       ____.0%
 Qualified Types:     [_] Fidelity VIPII Investment Grade Bond            ____.0%
 Also complete
 Section 6.           [_] Fidelity VIPIII Growth & Income                 ____.0%
 [_] IRA              [_] Fidelity VIPIII Balanced                        ____.0%
 [_] Roth IRA         [_] Fidelity VIPIII Mid Cap                         ____.0%
 [_] SEP/IRA          [_] Janus Growth                                    ____.0%
 [_] 403(b)           [_] MFS Emerging Growth                             ____.0%
 [_] Keogh            [_] MFS Research                                    ____.0%
 [_] Roth Conversion  [_] MFS Total Return                                ____.0%
 [_] Other __________ [_] MFS Utilities                                   ____.0%
 ____________________ [_] Nations High Yield Bond Portfolio               ____.0%
 ____________________ [_] Nations International Value Portfolio           ____.0%
                      [_] Nations Marsico Growth Portfolio                ____.0%
                      [_] Nations Marsico Focused Equities Portfolio      ____.0%
                      [_] Nations Marsico International Opportunities
                          Portfolio                                       ____.0%
                      [_] Nations Marsico 21st Century Portfolio          ____.0%
                      [_] Nations Mid-Cap Growth Portfolio                ____.0%
                      [_] Oppenheimer Capital Appreciation Fund/VA        ____.0%
                      [_] Oppenheimer Main Street Growth & Income Fund/VA ____.0%
                      [_] Oppenheimer Global Securities/VA                ____.0%
                      [_] Oppenheimer Strategic Bond/VA                   ____.0%
                      [_] Oppenheimer High Income/VA                      ____.0%
                      [_] Transamerica Growth                             ____.0%
                      [_] Van Kampen Emerging Growth                      ____.0%
                      __________________________________________          ____.0%
                      __________________________________________          ____.0%
                      __________________________________________          ____.0%
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..    Policy values, when allocated to any of the Variable Options are not guaranteed as to fixed dollar amount.

..    When funds are allocated to Fixed Account Guarantee Periods, policy values under policy may increase or decrease in accordance with Excess Interest Adjustment prior to the end of Guarantee Period.

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 6. QUALIFIED PLAN    xIRA / SEP / ROTH IRA                                              ROTH IRA Rollover
    INFORMATION                                                                                               Date first established
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                      $__________________ Contribution for tax year ____________         ____________________ or date of conversion
                      $__________________ Trustee to Trustee Transfer
                      $__________________ Rollover from [_] IRA [_] 403(b) [_] Pension   $______________ Portion previously taxed
                                          [_] Other___________________________________
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RBKVA-APP R299
                                                                     RIB II 5/02

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 7. DOLLAR COST        Transfer Frequency:                   Transfer to (indicate investment option and percentage):
 AVERAGING
 PROGRAM               DCA Program Options                   __________________________ _____.0% __________________________ _____.0%
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                       [_] 6 month program
                                                             __________________________ _____.0% __________________________ _____.0%
                       [_] 12 month program
 Authorized by Owner
 signature in Section  Number of transfers ________          __________________________ _____.0% __________________________ _____.0%
 11.
                                                             __________________________ _____.0% __________________________ _____.0%
                       Other Frequency Options
                       [_] Monthly (6 min, 24 max)           __________________________ _____.0% __________________________ _____.0%
                       [_] Quarterly (4 min, 8 max)
                                                             __________________________ _____.0% __________________________ _____.0%
                                                                                                                         Total: 100%

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 8. OTHER              Family Income Protector Option:
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                       [_] No [_] Yes (Available at an additional cost, see prospectus)
 Please complete.

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 9. MINIMUM            Your selection cannot be changed after the policy has been issued. If no option is specified, Option A will
 DEATH BENEFIT         apply.
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                       [_] Option A - Return of Premium Death Benefit. Annual Mortality and Expense (M&E) Risk Fee and
                           Administrative Charge is 1.25%.
                       [_] Option B - 5% Annually Compounding Death Benefit. Maximum Annuitant issue age of 80: Annual M&E Risk Fee
 Select one.               and Administrative Charge is 1.40%.
                       [_] Option C - Annual Step-Up Death Benefit. Maximum Annuitant issue age of 80: Annual M&E Risk Fee and
                           Administrative Charge is 1.40%.

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 10. REPLACEMENT       Will this annuity replace or change any existing annuity or life insurance? [_] No [_] Yes (If Yes, complete
 INFORMATION           the following)
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                       Company:                                                                               Policy No.:
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 11. SIGNATURE(S)      . Unless I have notified the Company of a community or marital property interest in this policy, the Company
 OF AUTHORIZATION        will rely on a good faith belief that no such interest exists and will assume no responsibility for
 ACCEPTANCE              inquiry.
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                       . To the best of my knowledge and belief, my answers to the questions on this application are correct and true, and I agree that this application becomes a part of the annuity policy when issued to me.

                       . I (we) am in receipt of a current prospectus for this variable annuity.

                       . This application is subject to acceptance by Transamerica Life. If this application is rejected for any reason, Transamerica Life will be liable only for return of premiums paid.

                       [_] Check here if you want to be sent a copy of Statement of Additional Information.

                       I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS POLICY SUITABLE FOR MY NEEDS.

                       Signed at City:                                              State:                   Date:
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                       Owner(s):                                                           Annuitant (if not Owner):
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 12. AGENT             Do you have any reason to believe the annuity applied for will replace or change any existing annuity or life
 INFORMATION           insurance? [_] No [_] Yes
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                       I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY COVERAGE AND FIND THIS POLICY IS SUITABLE FOR HIS/HER NEEDS.

                       Registered Representative/
                       Licensed Agent Name (please print):                                    Signature:
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                       Phone No.:                                 SS# / TIN:                                      [_] A [_] B [_] C
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                       Transamerica Life Agent #:
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                       Firm Name:
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                       Firm Address:
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RBKVA-APP R299(B)